Exhibit 99.77(q)(1)

ITEM 77Q1-- Exhibits

(a)(1)

Amendment #77 effective March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the establishment of ING Global Perspectives Portfolio – Filed as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on Form N-1A on April 24, 2013 and incorporated herein by reference.

(a)(2)

Amendment #78 effective March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Oppenheimer Active Allocation Portfolio – Filed as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on Form N-1A on April 24, 2013 and incorporated herein by reference.

(a)(3)

Amendment #79 effective April 30, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Invesco Van Kampen Growth and Income Portfolio to ING Invesco Growth and Income Portfolio – Filed as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on Form N-1A on April 24, 2013 and incorporated herein by reference.

(a)(4)

Amendment #80 effective May 1, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Pioneer Fund Portfolio to ING Multi-Manager Large Cap Core Portfolio - Filed as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on Form N-1A on April 24, 2013 and incorporated herein by reference.

(e)(1)

Form of Investment Management Agreement effective May 7, 2013 between ING Investments, LLC and ING Investors Trust (ING American Funds Portfolios, ING Bond Portfolio, and ING Global Perspectives Portfolio) – Filed herein.

(e)(2)

Form of Investment Management Agreement effective May 7, 2013 between ING Investments, LLC and ING Investors Trust (ING Clarion Global Real Estate Portfolio, and ING Goldman Sachs Commodity Strategy Portfolio) – Filed herein.

(e)(3)

Form of Investment Management Agreement effective May 7, 2013 between Directed Services, LLC and ING Investors Trust – Filed herein.

(e)(4)

Form of Investment Management Agreement effective May 7, 2013 between Directed Services, LLC and ING Investors Trust – Filed herein.

(e)(5)

Letter Agreement, dated May 1, 2013 to reduce the annual investment management fee for ING Pioneer Mid Cap Value Portfolio for the period from May 1, 2013 through May 1, 2014 - Filed as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on Form N-1A on April 24, 2013 and incorporated herein by reference.

(e)(6)

Letter Agreement, dated May 1, 2013 to reduce the annual investment management fee for ING T. Rowe Price Equity Income Portfolio for the period from May 1, 2013 through May 1, 2014 - Filed as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on Form N-1A on April 24, 2013 and incorporated herein by reference.

(e)(7)

Letter Agreement, dated May 1, 2013 to reduce the annual investment management fee for ING Clarion Global Real Estate Portfolio for the period from May 1, 2013 through May 1, 2014 - Filed as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on Form N-1A on April 24, 2013 and incorporated herein by reference.

(e)(8)

Waiver Letter dated May 1, 2013 between Directed Services LLC and ING Investors Trust regarding lowering the management fee for ING Large Cap Value Portfolio from May 1, 2013 through May 1, 2014 - Filed as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on Form N-1A on April 24, 2013 and incorporated herein by reference.

(e)(9)

Waiver Letter effective May 1, 2013 between Directed Services LLC and ING Investors Trust regarding lowering the management fee for ING Clarion Real Estate Portfolio from May 1, 2013 through May 1, 2014 - Filed as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on Form N-1A on April 24, 2013 and incorporated herein by reference.

(e)(10)

Sub-Advisory Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and BlackRock Advisors, LLC – Filed herein.

(e)(11)

Sub-Advisory Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and BlackRock Financial Management, Inc. – Filed herein.

(e)(12)

Sub-Advisory Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC– Filed herein.

(e)(13)

Form of Sub-Advisory Agreement effective May 1, 2013 between ING Investors Trust, Directed Services LLC and Columbia Management Investment Advisers, LLC– Filed herein.

(e)(14)

Sub-Advisory Agreement effective May 7, 2013 between ING Investments, LLC and CBRE Clarion Securities LLC – Filed herein.

(e)(15)

Sub-Advisory Agreement effective May 7, 2013 between Directed Services LLC and CBRE Clarion Securities LLC – Filed herein.

(e)(16)

Sub-Advisory Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and Dimensional Fund Advisors LP – Filed herein.

(e)(17)

Sub-Advisory Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and Franklin Mutual Advisers, LLC – Filed herein.

(e)(18)

Portfolio Management Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and Fidelity Management & Research Company – Filed herein.

(e)(19)

Sub-Advisory Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and Franklin Advisers, Inc. – Filed herein.

(e)(20)

Sub-Advisory Agreement effective May 7, 2013 between ING Investors Trust, ING Investments, LLC and Goldman Sachs Asset Management, L.P. – Filed herein.

(e)(21)

Portfolio Management Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and Invesco Advisers, Inc. – Filed herein.

(e)(22)

Portfolio Management Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and J.P.Morgan Investment Management Inc. – Filed herein.

(e)(23)

Sub-Advisory Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and The London Company of Virginia, LLC – Filed herein.

(e)(24)

Portfolio Management Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and Marsico Capital Management, LLC – Filed herein.

(e)(25)

Portfolio Management Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and Massachusetts Financial Services Company – Filed herein.

(e)(26)

Portfolio Management Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and Morgan Stanley Investment Management Inc. – Filed herein.

(e)(27)

Portfolio Management Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC – Filed herein.

(e)(28)

Portfolio Management Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and Pioneer Investment Management, Inc. – Filed herein.

(e)(29)

Portfolio Management Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and Templeton Global Advisors Limited – Filed herein.

(e)(30)

Portfolio Management Agreement effective May 7, 2013 between ING Investors Trust, Directed Services LLC and T. Rowe Price Associates, Inc. – Filed herein.

(e)(31)

Form of Sub-Advisory Agreement effective May 7, 2013 between Directed Services LLC and ING Investment Management Co. LLC (ING American Funds World Allocation Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio and ING Retirement Portfolios). – Filed herein.

(e)(32)

Form of Sub-Advisory Agreement effective May 7, 2013 between ING Investments, LLC and ING Investment Management Co. LLC (ING Bond Portfolio and ING Global Perspectives Portfolios). – Filed herein.

(e)(33)

Form of Sub-Advisory Agreement effective May 7, 2013 between Directed Services LLC and ING Investment Management Co. LLC (ING Global Resources Portfolio, ING Limited Maturity Bond Portfolio, ING Liquid Assets Portfolio, and ING U.S. Stock Index Portfolios). – Filed herein.